UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2013

AGILENT TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-15405	77-0518772
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5301 Stevens Creek Boulevard, Santa Clara, CA	95051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (408) 345-8886

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the proposed separation discussed in Item 7.01 below, effective September 18, 2013, the Board of Directors (the “Board”) of Agilent Technologies, Inc. (the “Company”) appointed William P. Sullivan, 63, to serve as the Company’s President.  Mr. Sullivan will continue to serve as the Company’s Chief Executive Officer and as a member of the Board.  Also effective September 18, 2013, the Board appointed Ronald S. Nersesian as Executive Vice President of the Company and President and CEO-designate of the new electronic measurement company to be formed in the proposed separation, and Mr. Nersesian ceased to serve as President and Chief Operating Officer of the Company.

In addition, effective September 18, 2013, Nicolas H. Roelofs no longer serves as Senior Vice President of the Company and President of the Life Sciences Group.

Item 7.01                      Regulation FD Disclosure.

On September 19, 2013, the Company announced that the Board has approved a plan to separate the Company into two independent, publicly traded companies.  The separation is anticipated to be effected through a pro-rata spin-off of the Company’s electronic measurement business, which is expected to be tax-free to the Company’s shareholders.  The remaining life sciences, diagnostics and applied markets business will retain the Agilent Technologies, Inc. name.  The separation is subject to the satisfaction of closing conditions, including, among others, obtaining final approval from the Board, satisfactory completion of financing, receipt of tax opinions,  receipt of  favorable rulings from the Internal Revenue Service, the effectiveness of a Registration Statement on Form 10 that will be filed with the Securities and Exchange Commission and will include information about the distribution and related matters, and satisfying foreign regulatory requirements.  A copy of the press release announcing the proposed separation is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

A conference call and webcast during which the proposed separation will be discussed will be held on September 19, 2013, at 8:30 a.m., Eastern Time.  A copy of the investor presentation for the conference call is furnished as Exhibit 99.2 hereto and incorporated herein by reference.

The information in Item 7.01 is being furnished, not filed.  Accordingly, this information will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in that filing.

Item 9.01                      Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1	Press release, dated September 19, 2013.
99.2	Investor presentation, dated September 19, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGILENT TECHNOLOGIES, INC.

BBy:	/s/ Stephen D. Williams
Stephen D. Williams
Vice President, Assistant General Counsel and Assistant Secretary

Date: September 19, 2013

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated September 19, 2013.
99.2	Investor presentation, dated September 19, 2013.